                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-

                           W.R. Berkley Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                           W. R. BERKLEY CORPORATION
                                165 MASON STREET
                                 P.O. BOX 2518
                       GREENWICH, CONNECTICUT 06836-2518
                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 13, 1997
                         ------------------------------

To The Stockholders of
W. R. BERKLEY CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of W. R. Berkley Corporation, a Delaware corporation (the "Company"), will be held at the Hyatt Regency, 1800 E. Putnam Ave., Old Greenwich, Connecticut on Tuesday, May 13, 1997 at 2:30 P.M. for the following purposes:

     (1) To elect two Directors to serve until their successors are duly elected and qualify;

     (2) To approve the First Amended and Restated W.R. Berkley Corporation 1992 Stock Option Plan;

     (3) To approve the W.R. Berkley Corporation Long-Term Incentive Compensation Plan;

     (4) To approve the W.R. Berkley Corporation Annual Incentive Compensation Plan;

     (5) To ratify the selection of KPMG Peat Marwick LLP as independent certified public accountants for the Company for the fiscal year ending December 31, 1997; and

     (6) To consider and act upon any other matters which may properly come before the Annual Meeting or any adjournment thereof.

     In accordance with the provisions of the Company's By-Laws, the Board of Directors has fixed the close of business on March 19, 1997 as the date for determining stockholders of record entitled to receive notice of, and to vote at, the Annual Meeting.

     Your attention is directed to the accompanying Proxy Statement.

     You are cordially invited to attend the Annual Meeting. If you do not expect to attend the Annual Meeting in person, please vote, date, sign and return the enclosed proxy as promptly as possible in the enclosed reply envelope.

                                          By Order of the Board of Directors,


                                          ROBERT S. GORIN,
                                          Senior Vice President--
                                          General Counsel and Secretary
Dated: April 2, 1997

                           W. R. BERKLEY CORPORATION

                                PROXY STATEMENT
                         ------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 13, 1997
                         ------------------------------

                     SOLICITATION AND REVOCATION OF PROXIES

     The enclosed proxy is solicited by the Board of Directors of W. R. Berkley Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held at the Hyatt Regency, 1800 E. Putnam Ave., Old Greenwich, Connecticut on Tuesday, May 13, 1997 at 2:30 P.M. and at any adjournment thereof. The giving of a proxy does not preclude a stockholder from voting in person at the Annual Meeting. The proxy is revocable before its exercise by delivering either written notice of such revocation or a later dated proxy to the Secretary of the Company at its executive office at any time prior to voting of the shares represented by the earlier proxy. In addition, stockholders attending the Annual Meeting may revoke their proxies by voting at the Annual Meeting. The expense of preparing, printing and mailing this Proxy Statement will be paid by the Company. The Company has engaged Georgeson & Company Inc. to assist in the solicitation of proxies from stockholders. In addition to the use of the mails, proxies may be solicited personally or by telephone by regular employees of the Company without additional compensation, as well as by employees of Georgeson & Company Inc. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending the proxy materials to the beneficial owners of the Company's Common Stock, par value $.20 per share (the "Common Stock"). The total cost of the solicitation of proxies is not expected to exceed $20,000. The Annual Report of the Company for the fiscal year ended December 31, 1996 is being mailed to all stockholders with this Proxy Statement. The approximate mailing date is April 2, 1997.

     A list of stockholders will be available for inspection for at least ten days prior to the Annual Meeting at the principal executive offices of the Company at 165 Mason Street, Greenwich, Connecticut 06830.

     The matters to be acted upon are described in this Proxy Statement. Proxies will be voted at the Annual Meeting, or at any adjournment thereof, at which a quorum is present, in accordance with the directions on the proxy. The holders of a majority of the Common Stock outstanding and entitled to vote who are present either in person or represented by proxy constitute a quorum for the Annual Meeting.

                      OUTSTANDING STOCK AND VOTING RIGHTS

     Only stockholders of record at the close of business on March 19, 1997 are entitled to receive notice of and to vote at the Annual Meeting. The number of shares of voting stock of the Company outstanding on that date and entitled to vote was 19,647,761 shares of Common Stock. Each such share of Common Stock is entitled to one vote. It should be noted that officers and Directors of the Company own or control approximately 14% of the outstanding Common Stock. Information as to persons beneficially owning 5% or more of the Common Stock may be found under the heading "Principal Stockholders" herein.

     Unless otherwise directed in the proxy, the persons named therein will vote "FOR" the election of the director nominees listed below, "FOR" the approval of the First Amended and Restated W.R. Berkley Corporation 1992 Stock Option Plan, "FOR" the approval of the W.R. Berkley Corporation Long-Term Incentive Compensation Plan, "FOR" the approval of the W.R. Berkley Corporation Annual Incentive Compensation Plan and "FOR" the ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for its fiscal year ending December 31, 1997. If a returned proxy does not specify a vote for or against a proposal, it will be voted in favor thereof.

     All matters to be acted on at the Annual Meeting require the affirmative vote of a majority of the shares present at the meeting to constitute the action of the stockholders. In accordance with Delaware law, abstentions will, while broker nonvotes will not, be treated as present for purposes of the preceding sentence. A broker nonvote is a proxy submitted by a broker in which the broker fails to vote on behalf of a client on a particular matter for lack of instruction when such instruction is required.

     As of the date hereof, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other business shall properly come before the Annual Meeting, the persons named in the proxy will vote according to their best judgment.

                             ELECTION OF DIRECTORS

     As permitted by Delaware law, the Board is divided into three classes, the classes being divided as equally as possible and each class having a term of three years. Each year the term of office of one class expires. This year the term of a class consisting of two Directors expires. It is the intention of the Board that the shares represented by proxy, unless otherwise indicated thereon, will be voted for the re-election of William R. Berkley and Robert B. Hodes as Directors to hold office for a term of three years until the Annual Meeting of Stockholders in 2000 and until their respective successors are duly elected and qualify. Scott M. Cunningham retired at a meeting of the Board on December 3, 1996.

     The persons designated as proxies reserve full discretion to cast votes for other persons in the event any such nominee is unable to serve. However, the Board has no reason to believe that any nominee will be unable to serve if elected. The proxies cannot be voted for a greater number of persons than the two named nominees.

     The following table sets forth information regarding each nominee and the remaining Directors who will continue in office after the Annual Meeting.

                                            SERVED AS
                                             DIRECTOR       BUSINESS EXPERIENCE DURING PAST 5
                                           CONTINUOUSLY                  YEARS,
                  NAME                        SINCE             AGE AND OTHER INFORMATION
-----------------------------------------  ------------   -------------------------------------
Nominees to Serve in Office Until 2000
William R. Berkley(1)....................      1967       Chairman of the Board and Chief
                                                          Executive Officer of the Company
                                                          since its formation in 1967. He also
                                                          served as President at various times
                                                          from 1967 to 1995. He also serves as
                                                          Chairman of the Board or Director of
                                                          a number of public and private
                                                          companies. These include Fine Host
                                                          Corporation, a contract food service
                                                          management company; Pioneer
                                                          Companies, Inc., a chemical
                                                          manufacturing and marketing company;
                                                          Strategic Distribution, Inc., an
                                                          industrial products distribution and
                                                          services company; and Interlaken
                                                          Capital, Inc., a private investment
                                                          firm with interests in various busi-
                                                          nesses. Mr. Berkley is 51 years of
                                                          age.
Robert B. Hodes(2).......................      1970       Counsel to the New York law firm of
                                                          Willkie Farr & Gallagher where he had
                                                          previously been a partner for more
                                                          than the past five years. He also is
                                                          a director of Aerointernational,
                                                          Inc.; Crystal Oil Company; Globalstar
                                                          Telecommunications, Limited; Loral
                                                          Space & Communications Ltd.; Mueller
                                                          Industries, Inc.; R.V.I. Guaranty,
                                                          Ltd.; LCH Investments N.V.; and
                                                          Restructured Capital Holdings, Ltd.
                                                          Mr. Hodes is 71 years of age.

                                            SERVED AS
                                             DIRECTOR       BUSINESS EXPERIENCE DURING PAST 5
                                           CONTINUOUSLY                  YEARS,
                  NAME                        SINCE             AGE AND OTHER INFORMATION
-----------------------------------------  ------------   -------------------------------------
Directors to Continue in Office Until
  1998
Henry Kaufman(3).........................      1994       President of Henry Kaufman & Co., an
                                                          investment management and economic
                                                          and financial consulting company,
                                                          since its establishment in 1988. He
                                                          serves as Chairman of the Board of
                                                          Overseers, Stern School of Business
                                                          of New York University; Chairman of
                                                          the Board of Trustees, Institute of
                                                          International Education; member of
                                                          the Board of Directors, Federal Home
                                                          Loan Mortgage Corp.; member of the
                                                          Board of Directors, Lehman Brothers
                                                          Holdings Inc.; member of the Board of
                                                          Trustees, New York University; and
                                                          member of the International Capital
                                                          Markets Advisory Committee of the
                                                          Federal Reserve Bank of New York. Mr.
                                                          Kaufman is 69 years of age.
Martin Stone(2)(3)(4)....................      1990       Chairman of Professional Sports, Inc.
                                                          (the Phoenix Firebirds AAA baseball
                                                          team) and Chairman of Adirondack Cor-
                                                          poration, all for more than the past
                                                          five years. He also is a director of
                                                          Canyon Ranch, Inc. and a member of
                                                          the Advisory Board of Yosemite
                                                          National Park. Mr. Stone is 68 years
                                                          of age.
John D. Vollaro..........................      1995       Elected President and Chief Operating
                                                          Officer of the Company effective
                                                          January 2, 1996 and Director
                                                          effective September 13, 1995. Mr.
                                                          Vollaro has served as Chief Executive
                                                          Officer of Signet Star Holdings,
                                                          Inc., an affiliate of the Company,
                                                          since July 1993 and President and a
                                                          Director of Signet Star Holdings,
                                                          Inc. since February 1993. Mr. Vollaro
                                                          served as Executive Vice President of
                                                          the Company from 1991 until 1993,
                                                          Chief Financial Officer and Treasurer
                                                          of the Company from 1983 to 1993 and
                                                          Senior Vice President of the Company
                                                          from 1983 to 1991. Mr. Vollaro is 52
                                                          years of age.

                                            SERVED AS
                                             DIRECTOR       BUSINESS EXPERIENCE DURING PAST 5
                                           CONTINUOUSLY                  YEARS,
                  NAME                        SINCE             AGE AND OTHER INFORMATION
-----------------------------------------  ------------   -------------------------------------
Directors to Continue in Office Until
  1999
Richard G. Merrill(3)....................      1994       Executive Vice President of
                                                          Prudential Insurance Company of
                                                          America from August 1987 to March
                                                          1991 when he retired. Prior thereto,
                                                          he served as Chairman and President
                                                          of Prudential Asset Management
                                                          Company since 1985. He also is a
                                                          director of Sysco Corp. Mr. Merrill
                                                          is 66 years of age.

Jack H. Nusbaum(1)(4)....................      1967       Chairman of the New York law firm of
                                                          Willkie Farr & Gallagher where he has
                                                          been a partner for more than the last
                                                          five years. He also is a director of
                                                          Fine Host Corporation; Pioneer
                                                          Companies, Inc.; Prime Hospitality
                                                          Corp.; Strategic Distribution, Inc.,
                                                          and The Topps Company, Inc. Mr.
                                                          Nusbaum is 56 years of age.

Mark L. Shapiro(2)(4)....................      1974       Mr. Shapiro has been associated with
                                                          the investment banking firm of
                                                          Schroder Wertheim & Co. Incorporated
                                                          for more than the past five years.
                                                          Mr. Shapiro is 53 years of age.

---------------
(1) Member of Executive Committee.
(2) Member of Audit Committee.
(3) Member of Compensation and Stock Option Committee.
(4) Member of Business Ethics Committee.

                       BOARD OF DIRECTORS AND COMMITTEES

     During 1996, the Board had four standing committees: the Executive Committee, the Audit Committee, the Compensation and Stock Option Committee and the Business Ethics Committee. Nominees for Directors are selected by the Board rather than by any committee of the Board. The Board met four times and held three telephone meetings during 1996, and action by the Board was taken by unanimous written consent on one occasion. No Director attended fewer than 75% of the total number of meetings of the Board and all committees on which he served.

     The Executive Committee is authorized to act on behalf of the Board during periods between Board meetings. The Committee is composed of Messrs. Berkley and Nusbaum. The Committee held one telephone meeting during 1996.

     The Audit Committee, which during 1996 was composed of Messrs. Hodes, Shapiro and Stone, advises the Board as to the selection of the Company's independent public accountants, monitors their performance, reviews all reports submitted by them and consults with them with regard to the adequacy of internal controls. During 1996, the Committee held two formal meetings.

     The Compensation and Stock Option Committee was, until March 1996, composed of Messrs. Merrill, Shapiro and Stone. At its meeting in March 1996, Mr. Kaufman replaced Mr. Shapiro on the Committee. The Committee reviews management compensation standards and practices and makes such recommendations to the Board as it deems appropriate. The Committee also administers the 1992 Stock Option Plan. During 1996, the Committee met one time, held two telephone meetings and action by the Committee was taken by unanimous written consent on four occasions.

     The Business Ethics Committee, which during 1996 was composed of Messrs. Nusbaum, Shapiro and Stone, administers the Company-wide Business Ethics program. During 1996, the Committee held one formal meeting.

                             DIRECTOR COMPENSATION

     For the first half of 1996, each Director received a quarterly retainer of $4,000 and a fee of $1,000 for each Board meeting attended. Effective July 1, 1996, each Director received a quarterly retainer of $6,000 and a fee of $1,500 for each Board meeting attended. The Director fees and the annual retainer are included in the Summary Compensation Table for Messrs. Berkley and Vollaro.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth as of March 19, 1997 those persons known by the Company to be the beneficial owners of more than 5% of the Common Stock:

                                                              AMOUNT AND NATURE          PERCENT
              NAME AND ADDRESS OF BENEFICIAL OWNER         OF BENEFICIAL OWNERSHIP       OF CLASS
            -----------------------------------------      -----------------------       --------
            William R. Berkley                                    2,611,253                13.3%
            165 Mason Street
            Greenwich, CT 06830
            Franklin Resources, Inc.                              1,772,500(1)              9.0%(5)
            777 Mariners Island Blvd.
            San Mateo, CA 94404
            FMR Corp                                              1,576,660(2)             8.03%(5)
            82 Devonshire Street
            Boston, MA 02109-3614
            Davis Selected Advisers, L.P.                         1,382,900(3)              7.0%(5)
            124 East Marcy Street
            Santa Fe, NM 87501
            Merrill Lynch & Co., Inc.                             1,199,955(4)              6.1%(5)
            800 Scudders Mill Road
            Plainsboro, NJ 08536

------------------------------
(1) Information obtained from a Schedule 13G, dated February 12, 1997, filed with the Securities and Exchange Commission on behalf of Franklin Resources, Inc. The Schedule 13G reported ownership of 1,772,500 shares of Common Stock then outstanding. Templeton Global Advisors Limited has sole voting power over and sole dispositive power over all shares held.

(2) Information obtained from a Schedule 13G, dated February 14, 1997, filed with the Securities and Exchange Commission by FMR Corporation. The Schedule 13G reported ownership of 1,576,660 shares of Common Stock then outstanding. FMR Corporation has sole voting power over 72,700 shares and sole dispositive power over all shares held.

(3) Information obtained from a Schedule 13G, dated January 29, 1997, filed with the Securities and Exchange Commission by Davis Selected Advisers, L.P. The
    Schedule 13G reported ownership of 1,382,900 shares of Common Stock then outstanding. Davis Selected Advisers, L.P. has sole voting power and sole dispositive power over all shares held.

(4) Information obtained from a Schedule 13G, dated February 14, 1997, filed with the Securities and Exchange Commission by Merrill Lynch & Co., Inc. The
    Schedule 13G reported ownership of 1,199,955 shares of Common Stock then outstanding. Merrill Lynch & Co., Inc. has shared voting power and shared dispositive power over all shares held.

(5) The percent of class shown was based on the shares of Common Stock reported on the respective Schedules 13Gs and the total number of shares outstanding as of December 31, 1996. The difference in the total number of shares outstanding on December 31, 1996 and March 19, 1997 does not materially affect the percentage of ownership of the class.
------------------------------

     The following table sets forth information as of March 19, 1997 regarding ownership by all Directors and executive officers of the Company, as a group, and each Director and each executive officer named in the Summary Compensation Table, individually, of the Common Stock. Except as described in the footnotes below, all amounts reflected in the table represent shares the beneficial owners of which have sole voting and investment power.

                                                   AMOUNT AND NATURE              PERCENT
              NAME OF BENEFICIAL OWNER          OF BENEFICIAL OWNERSHIP          OF CLASS
            ----------------------------      ---------------------------       -----------
            All Directors and executive
              officers as a group             2,804,479(1)(2)(3)(4)(5)(6)          14.3%
            William R. Berkley                2,611,253(1)                         13.3%
            Sam Daniel, Jr.                                     19,000(2)              *
            Anthony J. Del Tufo                                  4,222(2)              *
            Robert B. Hodes                                        20,000              *
            Henry Kaufman                                       20,000(3)              *
            Richard G. Merrill                                   4,924(4)              *
            Jack H. Nusbaum                                     13,461(5)              *
            Mark L. Shapiro                                         1,612              *
            Martin Stone                                           10,000              *
            Edward A. Thomas                                    24,774(2)              *
            John D. Vollaro                                        35,000              *

------------------------------
 *  less than 1%
(1) Includes 8,389 shares held by Mr. Berkley's wife, as to which shares he disclaims beneficial ownership, 3,405 shares held in several trusts as to which Mr. Berkley is a custodian, and 91,666 shares of Common Stock which are subject to currently exercisable stock options held by Mr. Berkley.
(2) The amounts shown for Messrs. Daniel, Del Tufo and Thomas include 19,000, 3,333 and 18,666 shares of Common Stock, respectively, which are subject to currently exercisable stock options and for Mr. Del Tufo the amount shown includes 689 shares held under the Company's Profit Sharing Plan.
(3) The amount shown for Mr. Kaufman represents shares of Common Stock held in a family partnership.
(4) The amount shown for Mr. Merrill includes 1,594 shares held in an individual retirement account, 2,030 shares held in a KEOGH plan with Mr. Merrill as trustee and 1,300 shares held in a trust with Mr. Merrill and his spouse as trustees.
(5) The amounts shown for all Directors and executive officers as a group and Mr. Nusbaum include 6,450 shares of Common Stock held in several trusts as to which Mr. Nusbaum is a co-trustee with United States Trust Company of New York, and as to which he shares voting and investment power with U.S. Trust Company of New York.
(6) The amounts shown for all Directors and executive officers as a group include an aggregate of 159,411 shares of Common Stock which are subject to currently exercisable stock options held by executive officers of the Company and an aggregate of 3,128 and 153 shares of Common Stock which are held by executive officers under the Company's Profit Sharing Plan and Employee Stock Purchase Plan, respectively.

     The Company knows of no arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company. Under applicable Insurance Holding Company Acts in various states, a potential owner cannot exercise voting control over an amount in excess of 10% of the Company's outstanding voting securities (5% in the State of Florida) without obtaining prior regulatory approval.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

     During 1996, the Company engaged in several transactions with companies controlled by or affiliated with its Chairman of the Board, William R. Berkley. In these transactions, fees paid by the Company consisted primarily of $98,427 of management, storage, maintenance and operation services in connection with travel on corporate aircraft and fees received by the Company consisted of $101,610 for rent and other services.

     As disclosed in the Company's Proxy Statement for the Company's 1996 Annual Meeting, during February 1996, the Company purchased the outstanding capital stock of a corporation owned by William R. Berkley which provides management, storage, maintenance and operations services for aircraft owned by the Company and an unaffiliated third party. In connection with the acquisition, the Company paid Mr. Berkley $100,000 (an amount equal to the acquired corporation's net asset value on the purchase date) and assumed at cost the obligations incurred by the acquired corporation in connection with the construction of certain aircraft facilities.

     During 1996, the Company paid $168,500 in consulting fees to a firm owned by Scott M. Cunningham, a former Director of the Company.

     The Company believes that, in each of the transactions with management and others described above, the amounts paid or received by the Company were comparable to those that would have been paid to or received from an unaffiliated party in an arm's-length transaction.

     Robert B. Hodes and Jack H. Nusbaum, both Directors of the Company, are Counsel and Chairman, respectively, of Willkie Farr & Gallagher, outside counsel to the Company.

                    COMPENSATION AND STOCK OPTION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     CEO COMPENSATION. The Compensation and Stock Option Committee continues to believe that the Chief Executive Officer's (the CEO's) compensation should be heavily influenced by Company performance, as measured by operating, financial and strategic objectives, viewed both from a short-term and a long-term perspective. The CEO's compensation is set based on the Committee's general evaluation of these factors as well as the CEO's individual performance.

     The Committee approved the CEO's salary for 1996 at its meeting in January 1996. The Committee considered the Company's financial performance and the performance of the Company's stock during 1995 as compared with the Peer Group companies selected for the Company Stock Performance Graph. In evaluating the Company's financial performance, the Committee reviewed, among other factors, the Company's return on capital relative to the return on a five (5) year treasury bond. The Committee noted that the Company's combined ratio was 103 at September 30, 1995 compared to 117.4 at September 30, 1994. The Committee further noted the Company's annualized return on stockholders' equity was 9.6% at September 30, 1995 compared to 5.1% at December 31, 1994. The Committee evaluated the CEO's individual performance during 1995, and noted Mr. Berkley's tireless efforts to achieve growth through acquisitions and start-up companies during 1995 as well as the fact that Mr. Berkley's leadership and dedication were critical to the Company's long-term success. The Committee also considered the salaries of the chief executive officers of the companies in the Peer Group, believing that the CEO's combined salary and anticipated bonus should generally be within the range of the executive officers of the companies included in the Peer Group. In view of the foregoing factors, the Committee determined that Mr. Berkley's salary for 1996 should remain at $985,000.

     For purposes of determining incentive compensation for the CEO, the Committee determined that the Company should consider the limitations on tax deductibility imposed under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Section 162(m) limits deductions for compensation in excess of $1 million a year paid by a public corporation to certain of its executives unless certain criteria are met. Therefore, in order to meet the criteria, the Committee determined that the CEO's incentive compensation should be structured to qualify as "performance-based compensation," which is exempt from the deduction limits. In general, this rule requires that the CEO's incentive compensation be based on attainment of one or more performance goals and that the Company's stockholders approve both the performance goals and the amount to be paid. For these reasons, the Committee recommended that the CEO should receive incentive compensation for a fiscal year only if the Company's annual net income available to common stockholders for such fiscal year, as reported in the Company's audited financial statements for such year, exceeds an amount (the "Base Amount") calculated by multiplying the Company's average common stockholders' equity (the average of common stockholders' equity as of the beginning of the fiscal year and as of the end of each fiscal quarter) by a percentage rate of return for such fiscal year to be determined by the Committee, in its discretion. During 1996, the percentage rate of return was 7 3/8% (the rate being paid by the Company on its Depositary Shares (each representing 1/6 of a share of the Company's 7 3/8% Series A Cumulative Redeemable Preferred Stock)). Common stockholders' equity represents total stockholders' equity less the liquidation preference of the Company's outstanding preferred stock. If the Company's annual net income available to common stockholders for a fiscal year exceeds the Base

Amount for such year, then the CEO's incentive compensation for such year will be equal to 10% of the excess; provided, however, that in no event will the CEO's incentive compensation exceed 2% of the Company's net income available to common stockholders for such year, as reported in the Company's audited financial statements.

     Application of the foregoing performance goals resulted in the maximum incentive compensation being payable to Mr. Berkley for fiscal year 1996.

     COMPENSATION OF EXECUTIVE OFFICERS GENERALLY. The Company has not entered into employment agreements with any officers. The Committee believes it continued to be important, therefore, to use compensation to enable the Company to attract and reward officers who contribute to the Company's long-term success by demonstrated, sustained performance. To this end, the Company relies on cash and individual bonus awards and on equity-based compensation through the 1992 Stock Option Plan.

     In setting compensation, the Committee considered the individual performance and past pay levels of all executive officers and the President of each subsidiary. The Committee also considered the same factors identified above relating to CEO compensation, although there is no specific quantitative, formula relationship between these factors and the actual compensation established for any individual. For 1996, the Committee generally sought to increase executive salaries to remain in the average range of members of the Company's Peer Group, while bonus compensation approximated 25% of salary.

     The Committee determined that the President and Chief Operating Officer's incentive compensation should be structured to qualify as "performance-based compensation." As a result, the Committee recommended that the President and Chief Operating Officer's incentive compensation should be based upon attainment of the performance goals described above with respect to the CEO, except that if the Company's annual net income available to common stockholders for a fiscal year exceeds the Base Amount for such year, then the President and Chief Operating Officer's incentive compensation for such year will be equal to 5% of the excess; provided, however, that in no event will the President and Chief Operating Officer's incentive compensation exceed 1% of the Company's net income available to common stockholders for such year, as reported in the Company's audited financial statements.

     Application of the foregoing performance goals resulted in the maximum incentive compensation being payable to Mr. Vollaro for fiscal 1996.

     STOCK OPTION GRANTS. It has been the Company's practice to grant stock options every other year. Under the 1992 Stock Option Plan, options may be granted to the CEO and to the other executives based on an evaluation of such individual's ability to influence the Company's long-term growth and profitability. In the case of executives employed by subsidiaries, the subsidiary's financial performance and potential future contributions to overall corporate profitability were also taken into account. The Committee also considers a recipient's annual salary. During 1996, the Committee granted options based upon a subjective application of the foregoing criteria.

                                          Compensation and Stock Option
                                          Committee



                                          Henry Kaufman
                                          Richard Merrill
                                          Martin Stone

March 11, 1997

     The above report of the Compensation and Stock Option Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                             EXECUTIVE COMPENSATION

     The following table sets forth all the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by the Chairman of the Board and Chief Executive Officer of the Company and the four other highest paid executive officers of the Company whose earnings exceeded $100,000 in salary and bonus.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM COMPENSATION
                                                                             ------------------------------------
                                                                                                         PAYOUTS
                                          ANNUAL COMPENSATION                                           ---------
                               ------------------------------------------            AWARDS               LONG
                                                                 OTHER       -----------------------      TERM
                                                                 ANNUAL      RESTRICTED    SECURITIES   INCENTIVE
                                                                COMPEN-        STOCK       UNDERLYING     PLAN        ALL OTHER
  NAME AND PRINCIPAL               SALARY          BONUS         SATION       AWARD(S)      OPTIONS      PAYOUTS     COMPENSATION
       POSITION        YEAR         ($)             ($)           ($)           ($)        # GRANTED       ($)           ($)
---------------------- -----   --------------    ----------    ----------    ----------    ---------    ---------    ------------
William R. Berkley....  1996     1,014,000(1)     1,527,080    274,957(2)        --          50,000        --          89,750(3)
 Chairman of the Board
 and                    1995     1,022,500(4)       996,000    198,880(5)        --              --        --             75,749
 Chief Executive
 Officer                1994       986,000(6)             0    226,250(7)        --          40,000        --             57,846
John D. Vollaro.......  1996       528,000(1)       764,140            --        --          25,000        --          36,779(3)
 President and
 Chief Operating
 Officer
Anthony J. Del Tufo...  1996          335,000        62,900             0        --          10,000        --          55,913(3)
 Senior Vice
 President --           1995          315,000        75,375             0        --              --        --        21,216
 Chief Financial
 Officer                1994          300,000        65,000             0        --           7,500        --             16,500
Edward A. Thomas......  1996          275,000        82,650             0        --          10,000        --          21,487(3)
 Senior Vice
 President --           1995          250,000        75,000             0        --              --        --        16,665
 Specialty Operations   1994          235,000        50,000             0        --           6,750        --             12,914
Sam Daniel, Jr. ......  1996          270,000        66,800             0        --          10,500        --          21,022(3)
 Senior Vice
 President --           1995          242,500        82,500             0        --              --        --        16,123
 Regional Operations    1994          225,000        50,000             0        --           7,500        --             12,364

------------------------------
(1) Mr. Vollaro became an executive officer of the Company on January 2, 1996. For Messrs. Berkley and Vollaro, these amounts include Director fees of $29,000 and $28,000, respectively.

(2) Of this amount, $200,000 represents consulting fees paid by Berkley International, LLC and $74,957 represents personal use of Company and chartered aircraft.

(3) For Messrs. Berkley, Vollaro, Del Tufo, Thomas and Daniel, these amounts include contributions to the Profit Sharing Plan of $11,250 each and Benefit Replacement Plan contributions of $62,625, $25,529, $13,846, $9,339 and $8,960, respectively. For Messrs. Berkley, Del Tufo, Thomas and Daniel, this amount includes interest on deferred compensation of $15,875, $1,535, $898 and $812, respectively. For Mr. Del Tufo, this amount includes $29,282 in relocation payments.

(4) Of this amount, $21,000 represents Directors fees paid by the Company and $16,500 represents director fees paid by Signet Star Holdings, Inc.

(5) Of this amount, $78,880 represents personal use of Company and chartered aircraft and $120,000 represents compensation paid to Mr. Berkley by Signet Star Holdings, Inc. for serving as chairman of its board of directors.

(6) Of this amount, $20,000 represents Directors fees paid by the Company and $16,000 represents director fees paid by Signet Star Holdings, Inc.

(7) Of this amount, $106,250 represents personal use of Company and chartered aircraft and $120,000 represents compensation paid to Mr. Berkley by Signet Star Holdings, Inc. for serving as chairman of its board of directors.

     The following table shows for the fiscal year ended December 31, 1996 the number of stock options granted by the Compensation and Stock Option Committee to the executive officers named in the Summary Compensation Table.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                         INDIVIDUAL GRANTS
                                   ------------------------------
                                     NUMBER OF        PERCENT OF
                                    SECURITIES          TOTAL
                                    UNDERLYING         OPTIONS/
                                     OPTIONS/        SARs GRANTED
                                      SARS(1)        TO EMPLOYEES                                 GRANT DATE
                                    GRANTED(#)        IN FISCAL       EXERCISE     EXPIRATION       VALUE
   NAME AND PRINCIPAL POSITION          (2)              YEAR          PRICE          DATE           (3)
---------------------------------  -------------     ------------     --------     ----------     ----------
William R. Berkley                     50,000            6.81%        $  43.31       5/21/06      $  804,315
  Chairman of the Board and Chief
  Executive Officer
John D. Vollaro                        25,000            3.41%           43.31       5/21/06         402,158
  President and
  Chief Operating Officer
Anthony J. Del Tufo                    10,000            1.36%           43.31       5/21/06         160,863
  Senior Vice President -- Chief
  Financial Officer and Treasurer
Edward A. Thomas                       10,000            1.36%           43.31       5/21/06         160,863
  Senior Vice President --
  Specialty Operations
Sam Daniel, Jr.                        10,500            1.36%           43.31       5/21/06         168,906
  Senior Vice President --
  Regional Operations

------------------------------
(1) The Company does not have a Stock Appreciation Rights Plan ("SAR").

(2) These options were granted on May 21, 1996 and become exercisable in installments with one third exercisable on May 21, 1999, an additional one third on May 21, 2000 and the remaining one third on May 21, 2001.

(3) These estimates of value were developed solely for the purposes of comparative disclosure in accordance with the rules and regulations of the Securities and Exchange Commission and are not intended to predict future prices of the Common Stock. The estimate was developed using the Black-Scholes option pricing model incorporating the following assumptions: volatility of 20% and dividend yield of 1%, both based on the historical averages for the underlying Common Stock; risk-free rate of return of 6.66% based on a 7.5 year zero coupon rate; and time of exercise of 7.5 years, being the expected duration of the option. The methodology used in this model has been revised from the 1996 presentation to conform to the disclosure requirements of FASB Statement No. 123 "Accounting for Stock-Based Compensation."

     The following table shows for the fiscal year ended December 31, 1996 the number of stock option grants which were exercised during 1996 and the number and value of unexercised options for the executive officers named in the Summary Compensation Table:

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR END OPTION/SAR VALUES

                                                                  NUMBER OF SECURITIES
                                                                       UNDERLYING
                                                                      UNEXERCISED        VALUE OF UNEXERCISED IN THE
                                                                    OPTIONS/SAR's AT       MONEY OPTIONS/SAR's AT
                                                                    FISCAL YEAR END            FISCAL YEAR END
                                                                     12/31/96(#)(1)            12/31/96($)(1)
                                       SHARES
                                      ACQUIRED         VALUE          EXERCISABLE/              EXERCISABLE/
   NAME AND PRINCIPAL POSITION     ON EXERCISE(#)   REALIZED($)      UNEXERCISABLE              UNEXERCISABLE
---------------------------------  --------------   -----------   --------------------   ---------------------------
William R. Berkley                          --              --            91,666/                  1,990,093/
  Chairman of the Board and                                               98,334                   1,038,054
  Chief Executive Officer
John D. Vollaro                             --              --                 0/                          0/
  President and                                                           75,000                     496,935
  Chief Operating Officer
Anthony J. Del Tufo                         --              --             3,333/                     13,956/
  Senior Vice President --                                                24,167                     203,858
  Chief Financial Officer and
  Treasurer
Edward A. Thomas                            --              --            18,666/                    398,269/
  Senior Vice President --                                                18,584                     193,722
  Specialty Operations
Sam Daniel, Jr.                             --              --            19,000/                    486,137/
  Senior Vice President --                                                20,000                     209,941
  Regional Operations

------------------------------
(1) The Company does not have a Stock Appreciation Rights Plan.

                        COMPANY STOCK PERFORMANCE GRAPH

     The graph below compares the cumulative total return on the Common Stock of the Company for the last five fiscal years with the cumulative total return on the Standard & Poor's (S&P) 500 Index and a Peer Group over the same period (assuming the investment of $100 in each category on December 31, 1991 and the reinvestment of all dividends).

      MEASUREMENT PERIOD         W.R. BERKLEY
    (FISCAL YEAR COVERED)         CORPORATION       S&P 500       PEER GROUP
1991                                    100.00          100.00          100.00
1992                                    142.00          108.00          122.00
1993                                    117.00          118.00          127.00
1994                                    127.00          120.00          135.00
1995                                    184.00          165.00          185.00
1996                                    176.00          203.00          212.00

                The Peer Group includes the following companies:
   American International Group, Inc., The Chubb Corporation, The Continental
                                Corporation(1),
    GEICO Corporation(1), General Re Corporation, The Hartford Steam Boiler
                                 Inspection and
 Insurance Company. The Ohio Casualty Corporation, The Progressive Corporation,
                                     SAFECO
        Corporation, The St. Paul Companies, Inc. and USF&G Corporation
---------------
(1) For 1996, the total return for the Peer Group does not include data for The Continental Corporation and GEICO Corporation. For 1995, the total return for the Peer Group includes data for The Continental Corporation through March 31, 1995 and for GEICO Corporation through December 31, 1995. The Continental Corporation was acquired by another entity during the second quarter of 1995. GEICO Corporation became a privately held entity after December 31, 1995.

                   APPROVAL OF THE FIRST AMENDED AND RESTATED
                            W.R. BERKLEY CORPORATION
                             1992 STOCK OPTION PLAN

     On March 11, 1997, the Board amended and restated the W.R. Berkley Corporation 1992 Stock Option Plan (the "Stock Option Plan"), subject to stockholder approval, for the purpose of (i) increasing the number of shares of Common Stock authorized for issuance under the Stock Option Plan from 1,750,000 to 4,750,000, (ii) limiting to 1,000,000 per calendar year the maximum number of shares for which options may be granted under the Stock Option Plan to any single optionee, in order to ensure that such options qualify as "performance based compensation" for purposes of Section 162(m) of the Code and (iii) making certain additional changes, which are described below in the section entitled "Summary of Principal Amendments to the Stock Option Plan." The Stock Option Plan became effective on March 12, 1992. As of the date of this Proxy Statement, approximately 277,510 shares of Common Stock remain available for issuance under the Stock Option Plan.

SUMMARY OF THE STOCK OPTION PLAN PRIOR TO THE AMENDMENT

  Eligibility

     The Stock Option Plan provides for the issuance of "incentive stock options," within the meaning of Section 422 of the Code, as well as "non-statutory stock options." Officers and key employees of the Company and any of its subsidiaries (including directors who are also employees of the foregoing) are eligible for grants of stock options under the Stock Option Plan. Non-employee directors are eligible only for grants of non-statutory stock options. The approximate number of officers and key employees eligible to participate is 340, and the number of non-employee directors eligible to participate is 6.

  Administration

     The Stock Option Plan is administered by the Compensation and Stock Option Committee. The Compensation and Stock Option Committee determines, among other things, the persons to be granted options, the number of shares subject to each option and the option price. Members of the Compensation and Stock Option Committee are not eligible to receive option grants.

  Terms of Options

     Any options shall become exercisable in such amounts, at such intervals and upon such terms and conditions as the Compensation and Stock Option Committee may provide. Options granted under the Stock Option Plan are exercisable until the earlier of (i) a date set by the Compensation and Stock Option Committee at the time of grant or (ii) ten years from their respective dates of grant. An incentive stock option granted to an individual who owns, at the time of grant, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary thereof (a "Ten Percent Stockholder") may be exercisable for up to five years after the date of grant.

  Exercise Price of Options

     The exercise price of non-statutory stock options granted under the Stock Option Plan may be less than the fair market value but shall not be less than 85% of the fair market value of the shares of Common Stock covered by the option on the date of grant. In no event, however, shall the exercise price be less than the par value of the shares covered by the option on the date of grant. The exercise price of incentive stock options shall not be less than the fair market value of the shares of Common stock covered by the option on the date of grant. In the case of an incentive stock option granted to a Ten Percent Stockholder, the exercise price cannot be less than 110% of such fair market value. The Compensation and Stock Option Committee will determine the exercise price of each option and the manner in which it may be exercised.

  Payment for Shares

     Payment for shares of Common Stock purchased upon exercise of an option granted under the Stock Option Plan can be made either (i) in cash, (ii) with shares of Common Stock, (iii) by use of such loan procedures as may be adopted by the Compensation and Stock Option Committee from time to time or (iv) through any combination of these methods. In the discretion of the Compensation and Stock Option Committee, payment for shares of Common Stock purchased upon exercise of an option granted under the Stock Option Plan can also be made in installments. Upon the exercise of any option, the option holder will be required to pay to the Company an amount sufficient to pay all federal, state and local withholding taxes applicable to the exercise of the option.

  Adjustment for Recapitalization, Merger, Etc.

     The aggregate number of shares of Common Stock which may be purchased pursuant to options granted under the Stock Option Plan, the number of shares of Common Stock covered by each outstanding option and the exercise price per share thereof will be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split or other subdivision or consolidation of shares of Common Stock, or for other increases or decreases in the outstanding shares of Common Stock effected without receipt of consideration by the Company.

     Subject to any required action by the stockholders, if the Company were the surviving corporation in any merger or consolidation, any option granted under the Stock Option Plan would cover the securities to which a holder of the number of shares of Common Stock covered by the unexercised portion of the option would have been entitled pursuant to the terms of the merger or consolidation, but a dissolution or liquidation of the Company or a merger or consolidation in which the Company were not the surviving corporation would cause all options outstanding under the Stock Option Plan to terminate.

     The foregoing adjustments and the manner of application of the foregoing provisions are determined by the Compensation and Stock Option Committee in its sole discretion.

  Market Value

     On March 19, 1997, the last reported sale price for the Common Stock on the NASDAQ National Market System was $51.

  Transferability of Options

     No award of options, or any right or interest therein, is assignable or transferable except by will or the laws of descent and distribution. During the lifetime of an option holder, options are exercisable only by the option holder or the holder's guardian or legal representative.

  Termination or Amendment of the Stock Option Plan

     The Board may amend or terminate the Stock Option Plan at any time without the approval of stockholders, provided that no such action will adversely affect options already granted thereunder, and further provided that no such action will (a) increase the total number of shares of Common Stock for which options may be granted under the Stock Option Plan (except in connection with certain capital adjustments described above in the section herein entitled "Adjustment for Recapitalization, Merger, Etc."), (b) expand the class of persons eligible to receive options, (c) decrease the minimum option price, (d) extend the maximum term of options or (e) extend the period during which options may be granted.

SUMMARY OF PRINCIPAL AMENDMENTS TO THE STOCK OPTION PLAN

  Eligibility

     Under the amended Stock Option Plan, the eligibility provisions will be expanded to allow options to be granted to employees and directors of the Company's affiliates, and to allow options to be granted to members of the Compensation and Stock Option Committee.

  Administration

     The minimum number of directors serving on the committee administering the Stock Option Plan will be reduced from three to two. Under the amended Stock Option Plan, the Compensation and Stock Option Committee's authority will be expanded to include the discretionary power to accelerate the vesting and/or exercisability of any outstanding option. Also, unless otherwise determined by the Compensation and Stock Option Committee, vesting of outstanding options will be accelerated in the event an optionee's employment terminates by reason of death or disability.

  Adjustment for Recapitalization, Merger, Etc.

     The amended Stock Option Plan provides that, upon the occurrence of a "Corporate Event" (as defined in the amended Stock Option Plan), (i) appropriate adjustments will be made to ensure that each optionee will be entitled to receive upon the exercise of such optionee's option the same number of shares of Common Stock, cash or other securities as the optionee would have been entitled to receive upon the occurrence of the Corporate Event, if the optionee had been, immediately prior to the date of such event, the holder of the number of shares of Common Stock covered by such option, or (ii) if the Company is not the surviving corporation, it may either accelerate exercisability of the outstanding options to the date preceding the date of the Corporate Event or require the successor corporation to assume such options.

  Change in Control

     The amended Stock Option Plan provides that, upon the occurrence of a "Change in Control" (as defined in the amended Stock Option Plan), all outstanding options will become immediately exercisable in full.

  Transferability of Options

     The amended Stock Option Plan provides that the Compensation and Stock Option Committee, in its sole discretion, may permit an optionee to transfer a non-qualified option to the optionee's spouse, children or grandchildren, or to a trust or a partnership established for the benefit of any such persons.

  Termination or Amendment

     The Board may amend or terminate the amended Stock Option Plan at any time without the approval of stockholders, provided that no such action shall deprive any optionee of the optionee's rights under any outstanding option, without the consent of such optionee, and further provided that no such action will, unless approved by stockholders (i) increase the total number of shares of Common Stock which may be purchased pursuant to options granted under the Stock Option Plan (except in connection with certain capital adjustments, as described above) or
(ii) change the class of employees eligible to receive incentive stock options under the Stock Option Plan.

  Federal Income Tax Consequences

     The following is a brief discussion of the Federal income tax consequences of transactions under the Stock Option Plan based on the Code, as in effect as of the date hereof. The Stock Option Plan is not qualified under Section 401(a) of the Code. This discussion is not intended to be exhaustive and does not describe state or local tax consequences.

     Incentive Stock Options. No taxable income is realized by the optionee upon the grant or exercise of an incentive stock option. If Common Stock is issued to an optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (i) upon sale of such shares, any amount realized in excess of the exercise price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss and (ii) no deduction will be allowed to the optionee's employer for Federal income tax purposes.

     If the Common Stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of either holding period described above, generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares and (ii) the optionee's employer will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer.

     Subject to certain exceptions for disability or death, if an incentive stock option is exercised more than three months following the termination of employment, the exercise of the option will generally be taxed as the exercise of a non-statutory stock option.

     For purposes of determining whether an optionee is subject to any alternative minimum tax liability, an optionee who exercises an incentive stock option generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a non-qualified stock option. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of the optionee's alternative minimum tax liability or the optionee's "regular" income tax liability. As a result, a taxpayer has to determine the taxpayer's potential liability under the alternative minimum tax.

     Non-Statutory Stock Options. Except as noted below, with respect to non-statutory stock options, (i) no income is realized by the optionee at the time the option is granted; (ii) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the exercise price paid for the shares and the fair market value of the shares on the date of exercise, and the optionee's employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (iii) at sale, the amount of appreciation (or depreciation) after the date as of which amounts are includable in income is treated as either short-term or long-term capital gain (or loss), depending on how long the shares have been held.

     Special Rules Applicable to Corporate Insiders. As a result of the rules under Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), "insiders" (as defined in the Exchange Act), depending upon the particular exemption from the provisions of Section 16(b) of the Exchange Act utilized, may not receive the same tax treatment as set forth above with respect to the grant and/or exercise of options. Generally, insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular option. Insiders should check with their individual tax advisers to ascertain the appropriate tax treatment for any particular option.

  New Plan Benefits

     The grant of options under the Stock Option Plan is entirely within the discretion of the Compensation and Stock Option Committee. The Company cannot forecast the extent of option grants that will be made in the future.

     The following table sets forth the number of options granted subject to stockholder approval of the amended Stock Option Plan.

         NAME AND POSITION            DOLLAR VALUE(1)             NUMBER OF OPTIONS(2)
------------------------------------  ---------------     ------------------------------------
William R. Berkley                         --             Options with respect to 500,000
                                                          shares of Common Stock
John D. Vollaro                            --             Options with respect to 150,000
                                                          shares of Common Stock
All Executive Officers as a Group          --             Options with respect to 650,000
                                                          shares of Common Stock

------------------------------
(1) The options have an exercise price equal to the fair market value of the Common Stock as of the date of the Annual Meeting. Accordingly, the value of the options was not determinable as of the date of this Proxy Statement.

(2) These options have a term of ten years and are scheduled to vest 100% on the date that is nine years and six months from the date of grant, subject to accelerated vesting in the event that the price of the Common Stock on the NASDAQ National Market System closes above $80 for at least 10 out of 15 consecutive trading days. In that event, the option would become fully vested on the later of (i) the date that such closing price conditions are satisfied and (ii) the third anniversary of the date of grant.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE FIRST AMENDED AND RESTATED W.R. BERKLEY CORPORATION 1992 STOCK OPTION PLAN.

                    APPROVAL OF THE W.R. BERKLEY CORPORATION
                     LONG-TERM INCENTIVE COMPENSATION PLAN

     The Board submits to the stockholders for approval the W.R. Berkley Corporation Long-Term Incentive Compensation Plan (the "LTIP"). The Board believes that it is in the best interest of the Company and the stockholders to adopt a plan which provides for incentive compensation to key executives responsible for the success of the Company and which attracts talented new executives. Compensation payable under the LTIP is based on long-term corporate performance and is tied to an increase in stockholder value. The LTIP is designed so that all compensation payable thereunder will be fully deductible by the Company under Section 162(m) of the Code.

     The following summary of the material features of the LTIP is qualified in its entirety by the terms of the LTIP as filed with the Securities and Exchange Commission.

ELIGIBILITY

     Participation in the LTIP will be limited to key employees of the Company designated by the Compensation and Stock Option Committee. There are currently only two employees who have been designated by the Compensation and Stock Option Committee for participation in the LTIP.

PLAN OF ADMINISTRATION

     The LTIP will be administered by the Compensation and Stock Option Committee, which has full power and authority to determine which key employees of the Company will receive awards under the

LTIP, to interpret and construe the terms of the LTIP, and to make all determinations it deems necessary in the administration of the LTIP.

AWARD OF UNITS

     The LTIP allows for the award of participation units ("Units") to key employees as determined by the Compensation and Stock Option Committee. Subject to stockholder approval, Units may be awarded as of the effective date of the LTIP, which is January 1, 1997 (the "Effective Date"), and thereafter as of the first day of any fiscal year of the Company through 2006. Units generally vest and become exercisable over a maximum term of five years from the date of their award. A maximum of 750,000 Units may be awarded under the LTIP, and no more than 250,000 Units may be awarded to any one participant.

VESTING OF UNITS

     Each Unit vests over five years at the rate of 40% on the second anniversary of the date of award and thereafter at the rate of 20% on each of the next three consecutive anniversaries thereof, except that a Unit will become fully vested earlier upon the attainment of the Unit's Maximum Cumulative Unit Value (as defined below), or upon the termination of a participant's employment with the Company (i) by the Company without Cause (as defined in the LTIP), (ii) upon retirement at or after age 65, or (iii) upon a participant's death or disability.

VALUE OF UNITS

     The value of an outstanding Unit (the "Incremental Unit Value") at any time depends on the degree of increase in the Company's Earning Per Share (as defined below). For purposes of the LTIP, Earnings Per Share for any fiscal year is the Company's Earnings (as defined below) divided by the number of shares of Common Stock used to determine the Company's basic earnings per share for that fiscal year, as reported in the Company's audited consolidated financial statements for the fiscal year.

     The Company's Earnings for any fiscal year is the consolidated income of the Company from continuing operations before income taxes, as reported in the Company's audited consolidated financial statements for the fiscal year, adjusted to (a) exclude (i) any item of nonrecurring gain or loss in excess of $5,000,000, (ii) extraordinary items and (iii) any accruals for the LTIP and (b) to adjust for write-offs required in connection with any acquisition in the year of acquisition.

     The Incremental Unit Value for any fiscal year is equal to the product of
(i) the Unit's Measuring Price (as defined below), and (ii) 85% of the percentage by which Earnings Per Share for such fiscal year exceeds the Base Year EPS (as defined below). The Measuring Price for each Unit awarded is the closing price of the Company's Common Stock as reported on the NASDAQ National Market System on the last day of the fiscal year preceding award of the Unit. The Measuring Price for Units granted as of the Effective Date is $50.75. Base Year EPS for Units awarded in 1997 is $3.84, which is Earnings Per Share for the fiscal year ended December 31, 1996. For Units awarded in subsequent fiscal years, Base Year EPS will be equal to Earnings Per Share for the immediately preceding fiscal year.

     Each Unit's Incremental Unit Value for each of the five years from the date of award is cumulated to obtain the Unit's cumulative value ("Cumulative Unit Value"), which is capped at an amount determined by the Compensation and Stock Option Committee at the time Units are granted (the "Maximum Cumulative Unit Value"). The Maximum Cumulative Unit Value set by the Compensation and Stock Option Committee for Units awarded in 1997 is $100 per Unit.

PAYMENT OF UNITS

     A Unit may be exercised to the degree vested at any time. A partially vested Unit may be exercised to the extent vested but, if exercised, the unvested portion is forfeited. Upon exercise, a participant will receive the Unit's Cumulative Unit Value (but not more than the Maximum Cumulative Unit Value) to the extent vested. Upon exercise, not less than 50% of the amount due will be paid in cash, and the balance, as determined by the Compensation and Stock Option Committee in its discretion, may be paid in cash, in Common Stock, or any combination thereof.

TERMINATION OF UNITS

     A Unit will expire upon the earlier of (i) the Unit's exercise or (ii) the termination of the participant's employment with the Company; provided, however, that if such termination occurs by reason of retirement, death, disability, termination by the Company without Cause, or for any other reason specifically approved in advance by the Compensation and Stock Option Committee, the term of the Unit will be extended for a period of 14 months from the date of termination (the "Extended Term"). In the event of an Extended Term, the Cumulative Unit Value will be determined as of the last day of the fiscal year which ends concurrent with or immediately preceding the end of the Extended Term, or any earlier exercise date, whichever is applicable. A Unit which has an Extended Term will be deemed to be automatically exercised as of the last day of such fiscal year within the Extended Term unless sooner exercised.

TERMINATION AND AMENDMENT

     The Compensation and Stock Option Committee may amend or terminate the LTIP at any time, provided that no amendment will be effective prior to approval by the Company's stockholders to the extent such approval is required by Section 162(m) of the Code or is otherwise required by law.

NEW PLAN BENEFITS

     Because the award of Units is within the discretion of the Compensation and Stock Option Committee, the Company cannot determine the number and value of Units to be granted in the future. The following table sets forth the number of Units granted to the executive group as of the date of this Proxy Statement. These Units are granted subject to stockholder approval of the LTIP.

                    NAME AND POSITION                   DOLLAR VALUE(1)     NUMBER OF UNITS
    --------------------------------------------------  ---------------     ---------------
    William R. Berkley                                       --                  95,000
    John D. Vollaro                                          --                  35,000
    All Executive Officers as a Group                        --                 130,000

------------------------------
(1) The dollar value of Units granted in 1997 is not presently determinable. Further, because the Base Year EPS for 1997 awards is the Earnings Per Share for fiscal 1996, the value of the benefits that would have been allocated to participants in the last fiscal year is zero. If these Units had been granted in 1996 using 1995 Earnings Per Share as Base Year EPS, the dollar value of each Unit for fiscal 1996, based on the increase in the Earnings Per Share from 1995 to 1996, would have been $15.65. Based on this number, the Cumulative Unit Value of the 95,000 Units granted to Mr. Berkley would have been $1,486,750, and the Cumulative Unit Value of the 35,000 Units granted to Mr. Vollaro would have been $547,750. The Units are subject to the vesting conditions described above, and the Cumulative Unit Values will be payable only to the extent such vesting conditions are satisfied.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE W.R. BERKLEY CORPORATION LONG-TERM INCENTIVE COMPENSATION PLAN.

                    APPROVAL OF THE W.R. BERKLEY CORPORATION
                       ANNUAL INCENTIVE COMPENSATION PLAN

     The Board submits to the stockholders for approval the W.R. Berkley Corporation Annual Incentive Compensation Plan (the "Annual Plan"). The Board believes that it is in the best interest of the Company and the stockholders to adopt a plan which provides for incentive compensation in the form of an annual bonus to key executives responsible for the success of the Company and which attracts talented new executives. Compensation payable under the Annual Plan is based on annual corporate performance and is tied to an increase in stockholder value. The Annual Plan is designed so that all compensation payable thereunder will be fully deductible by the Company under Section 162(m) of the Code. The Annual Plan is intended to replace the Company's current annual bonus plan for Messrs. Berkley and Vollaro (as described under "Compensation and Stock Option Committee Report on Executive Compensation"), and is subject to stockholder approval. In the event that the Annual Plan is not approved by stockholders, the Company's existing annual bonus plan for Messrs. Berkley and Vollaro will continue in effect.

     The following summary of the material features of the Annual Plan is qualified in its entirety by the terms of the Annual Plan as filed with the Securities and Exchange Commission.

ELIGIBILITY

     Participation in the Annual Plan will be limited to key employees of the Company designated by the Compensation and Stock Option Committee. There are currently only two employees who have been designated by the Compensation and Stock Option Committee for participation in the Annual Plan. Employees who have not been designated for participation in the Annual Plan may be entitled to incentive compensation in the discretion of the Compensation and Stock Option Committee.

PLAN ADMINISTRATION

     The Annual Plan will be administered by the Compensation and Stock Option Committee, which has full power and authority to determine which key employees of the Company will receive awards under the Annual Plan, to set performance goals and bonus targets as of the commencement of any fiscal year, to interpret and construe the terms of the Annual Plan, and to make all determinations it deems necessary in the administration of the Annual Plan, including the determination with respect to the achievement of performance goals and the application of such achievement to the bonus targets.

BONUS FORMULA

     The Annual Plan is structured to pay out an annual bonus equal to a percentage of certain bonus targets, based on the degree of achievement of predetermined performance goals with respect to specific business criteria. The Annual Plan has three categories of business criteria upon any one or a combination of which performance goals may be based. The business criteria measures within each category are assigned weightings based upon their relative degree of importance as determined by the Compensation and Stock Option Committee. The business criteria in the first category are (i) the Company's earnings per share, (ii) the Company's net income and (iii) the amount of premiums written by the Company during the course of the year. The second category of business criteria consists of (i) return on common stockholders' equity and (ii) a measure of the Company's relative underwriting performance defined as the sum of the Company's statutory loss ratio and statutory expense ratio (the "Combined Ratio"). The third category of business criteria is based on individual goals and objectives set by the Compensation and Stock Option Committee. The performance goals with respect to each category of business criteria are established by the Compensation and Stock Option Committee at the commencement of each fiscal year for which annual bonus awards may be earned. For 1997, awards will be based on business criteria in categories one and two.

     The payment of the annual bonus for any fiscal year will not be made unless the Company's consolidated net income available to common stockholders, as reported in the Company's audited financial statements ("Net Income"), is at least 85% of budgeted Net Income for that year, as set by the Compensation and Stock Option Committee.

BONUS TARGETS

     The annual bonus targets for each category are expressed as a percentage of current salary. The Compensation and Stock Option Committee determines the target percentages annually with respect to each individual participating in the Annual Plan at the commencement of the fiscal year.

BONUS PAYOUTS

     At the end of every fiscal year for which bonus amounts can be earned, the Compensation and Stock Option Committee makes a determination with respect to each participant as to the level of achievement of the performance goals. The percentage of achievement is then applied to the bonus targets to determine the amount of bonus to each participant. However, the maximum bonus amount that any individual may receive for any fiscal year is 5% of Net Income for such year.

TERMINATION AND AMENDMENT

     The Compensation and Stock Option Committee may amend or terminate the Annual Plan at any time, provided that no amendment will be effective prior to approval by the Company's stockholders to the extent such approval is required by Section 162(m) of the Code or otherwise required by law.

                               NEW PLAN BENEFITS

     Because the payment of an annual bonus under the Annual Plan for any fiscal year is contingent on the achievement of the performance goals as of the end of the fiscal year, the Company cannot determine the amounts that will be payable or allocable for fiscal year 1997 or in the future. Consequently, the amounts listed in the table below are based on the 1997 performance goals and bonus targets for the individuals shown as applied to performance during fiscal year 1996, determined as if the Compensation and Stock Option Committee's designated criteria and targets for 1997 had been in place during 1996.

                    NAME AND POSITION                   DOLLAR VALUE(1)     NUMBER OF UNITS
    --------------------------------------------------  ---------------     ---------------
    William R. Berkley                                    $ 2,800,000           N/A
    John D. Vollaro                                       $ 1,200,000           N/A
    All Executive Officers as a Group                     $ 4,000,000           N/A

------------------------------
(1) These amounts are based on the achievement of approximately 110% of the combined 1997 performance goals set by the Compensation and Stock Option Committee for category one and category two business criteria and the Company's performance in 1996. The current combined bonus targets for Mr. Berkley and Mr. Vollaro are 300% and 200% of base salary, respectively, divided equally (i.e., 150% and 100%, respectively) between the first and second category of business criteria. In connection with the implementation of the Annual Plan, Mr. Berkley's annual salary was reduced to $850,000 for fiscal 1997. The amounts shown are based on this base salary amount as if it had been effect for fiscal 1996. The base salary amount for Mr. Vollaro is $550,000 for fiscal 1997.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE W.R. BERKLEY CORPORATION ANNUAL INCENTIVE COMPENSATION PLAN.

                      APPOINTMENT OF INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been appointed by the Board as independent certified public accountants to audit the financial statements of the Company for the fiscal year ending December 31, 1997. The appointment of this firm was recommended to the Board by the Audit Committee. The Board is submitting this matter to a vote of stockholders in order to ascertain their views. If the appointment of KPMG Peat Marwick LLP is not ratified, the Board will reconsider its action and will appoint auditors for the 1997 fiscal year without further stockholder action. Further, even if the appointment is ratified by stockholder action, the Board may at any time in the future in its discretion reconsider the appointment without submitting the matter to a vote of stockholders.

     It is expected that representatives of KPMG Peat Marwick LLP will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

     It is the intention of the persons named on the enclosed form of proxy to vote "FOR" ratification of the selection of KPMG Peat Marwick LLP unless otherwise directed.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     Management is not aware of any matters to come before the Annual Meeting other than as set forth above. However, since matters of which Management is not now aware may come before the Annual Meeting or any adjournment thereof, the proxies intend to vote, act and consent in accordance with their best judgment with respect thereto. Upon receipt of such proxies (in the form enclosed and properly signed) in time for voting, the shares represented thereby will be voted as indicated thereon and in this Proxy Statement.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on its review of the copies of Forms 3 and 4 received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the period from January 1, 1996 until December 1996, all filing requirements under Section 16(a) of the Exchange Act applicable to its officers, directors and ten-percent stockholders were complied with, except that Jack H. Nusbaum, a Director of the Company, failed to file a timely Form 4 with respect to the sale of 1,500 shares of Common Stock by a trust for which he was a trustee.

                 STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     It is anticipated that the next Annual Meeting after the one scheduled for May 13, 1997 will be held on or about May 13, 1998. All stockholder proposals relating to a proper subject for action at the 1998 Annual Meeting to be included in the Company's Proxy Statement and form of proxy relating to that meeting must be received by the Company for its consideration at its principal executive offices no later than December 3, 1997. Any such proposal should be submitted by certified mail, return receipt requested.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K IS AVAILABLE WITHOUT CHARGE TO ANY STOCKHOLDER OF THE COMPANY WHO REQUESTS A COPY IN WRITING. REQUESTS FOR COPIES OF THIS REPORT SHOULD BE DIRECTED TO THE SECRETARY, W.R. BERKLEY CORPORATION, 165 MASON STREET, P.O. BOX 2518, GREENWICH, CONNECTICUT 06836-2518.

                                          By Order of the Board of Directors,



                                          WILLIAM R. BERKLEY
                                          Chairman of the Board and
                                          Chief Executive Officer

PROXY

                            W.R. BERKLEY CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned stockholder of W.R. BERKLEY CORPORATION hereby appoints ROBERT S. GORIN and JACK H. NUSBAUM, and either of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all the shares of Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at the Hyatt Regency, 1800 E. Putnam Ave, Old Greenwich, Connecticut on May 13, 1997, and at any adjournment of such meeting.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
                       VOTED FOR PROPOSAL 1, 2, 3 AND 4.

Please mark your votes as
indicated in this example.  /X/

                                FOR all nominees                WITHHOLD
                                listed above (except            AUTHORITY
                                as marked to the                to vote for all
                                contrary on the right)          nominees listed
                                                                above
1. ELECTION OF DIRECTORS:              /  /                        /  /
   William R. Berkley and
   Robert B. Hodes

INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.

                ________________________________________________

2. To approve the First                 FOR          AGAINST      ABSTAIN
   Amended and Restated
   W.R. Berkley Corporation             /  /           /  /         /  /
   1992 Stock Option Plan.

3. To approve the W.R. Berkley          FOR          AGAINST      ABSTAIN
   Corporation Long-Term
   Incentive Compensation Plan.         /  /           /  /         /  /

4. To approve the W.R. Berkley          FOR          AGAINST      ABSTAIN
   Corporation Annual
   Incentive Compensation Plan.         /  /           /  /         /  /

5. To ratify the selection of KPMG      FOR          AGAINST      ABSTAIN
   Peat Marwick LLP as independent
   certified public accountants for    /  /           /  /         /  /
   the company for the fiscal year
   ending December 31, 1997.

6. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

                                    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement for the 1997 Annual Meeting and the Annual Report for the fiscal year ended December 31, 1996.


          DATE, VOTE, SIGN AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.


Signature(s)_______________________________________ Dated:______________, 1997

Please sign your name or names exactly as printed opposite. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such. Joint owners should each sign. DATE, VOTE, SIGN AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                           FIRST AMENDED AND RESTATED

                            W. R. BERKLEY CORPORATION

                             1992 STOCK OPTION PLAN

                                   * * * * * *

                                   ARTICLE I.

                                     Purpose

                  This First Amended and Restated W. R. Berkley Corporation 1992 Stock Option Plan (the "Plan") is intended as an incentive and to encourage stock ownership by certain employees of W. R. Berkley Corporation (the "Company") and of its subsidiaries and affiliates in order to increase their proprietary interest in the Company's success. The Plan is the first amendment and restatement of the Company's 1992 Stock Option Plan, and the provisions of the Plan, as so amended and restated, shall apply to all currently outstanding options under the Plan, as well as options granted prospectively under the Plan.

                  The word "Company" when used in the Plan with reference to employment shall include subsidiaries of the Company. The word "subsidiary" when used in the Plan shall mean any subsidiary of the Company within the meaning of
Section 424(f) of the Internal Revenue Code of 1986, as amended ("Code"). The word "affiliate" when used in the Plan shall mean any entity in which the Company has a direct or indirect controlling interest.

                                   ARTICLE II.

                                 Administration

                  The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors of the Company (the "Board") from among its members, which shall consist of not less than two members thereof, provided that the full Board may, in its discretion, from time to time exercise the power and authority of the Committee under the Plan.

                  Subject to the provisions of the Plan, the Committee shall have authority, in its discretion: (a) to determine which of the eligible employees of the Company and its subsidiaries and affiliates shall be granted options; (b) to authorize the granting of options and designate whether such options shall be "incentive stock options" under Section 422 of the Code or "non-statutory stock options"; (c) to determine the times when options shall be granted and the number of shares subject to such options; (d) to determine the option price of the shares subject to each option, which price shall be not less than the minimum specified in ARTICLE VI; (e) to determine the time or times when each option becomes exercisable, and the duration of the exercise period;
(f) to accelerate the vesting and/or exercisability of any outstanding options;
(g) to prescribe the form or forms of the option agreements under the Plan (which forms shall be consistent with the Plan but need not be identical); (h) to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (i) to construe and interpret the Plan, the rules and regulations and the option agreements under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees.

                                  ARTICLE III.

                                      Stock

                  The stock to be optioned under the Plan shall be shares of authorized but unissued Common Stock of the Company, par value $.20 per share, or previously issued shares of Common Stock reacquired by the Company (the "Stock"). The total number of shares of Stock which may be purchased pursuant to options granted under the Plan shall not exceed, in the aggregate, 4,750,000 shares, except as such number of shares shall be adjusted in accordance with the provisions of ARTICLE X hereof. The maximum number of shares of Stock with respect to which options may be granted under the Plan to any single optionee during any calendar year shall not exceed 1,000,000 shares, except as such number shall be adjusted in accordance with the provisions of ARTICLE X hereof.

                  In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the end of the period during which options may be granted, the shares of Stock subject to the unexercised portion of such option may again be subject to options granted under the Plan.

                                   ARTICLE IV.

                          Eligibility of Participants;

                         Limitation on Grants of Options

                  (a) Officers and key employees of the Company or any of its subsidiaries (including directors who are also employees of the foregoing) are eligible for grants of incentive stock options which meet the requirements of
Section 422 of the Code.

                  (b) Officers, key employees and directors (including directors who are not employees) of the Company or any of its subsidiaries or affiliates are eligible for grants of non-statutory stock options. For purposes of the Plan, a "non-statutory stock option" means an option which, at the time of grant, is not designated as an "incentive stock option" within the meaning of
Section 422 of the Code.

                  (c) With respect to incentive stock options, if the aggregate fair market value (determined as of the time the option is granted) of the Stock with respect to which any incentive stock option becomes exercisable for the first time by an optionee in any calendar year (under the Plan or any other stock option plan of the Company or any parent or subsidiary thereof) exceeds $100,000, such options shall be treated as non-statutory stock options to the extent of such excess.

                                   ARTICLE V.

                                     Options

                  Options granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall from time to time approve, which agreements need not contain uniform terms and conditions but shall comply with and be subject to all the terms and conditions of the Plan and the applicable provisions of the Code. More than one option may be granted to any optionee.

                                   ARTICLE VI.

                                  Option Price

                  In the case of each option granted under the Plan, the option price shall be not less than 85%, in the case of non-statutory stock options, or 100%, in the case of incentive stock options, of the fair market value of the Stock on the date of grant of such option, such fair market value to be determined by the Committee in its discretion; provided, however that in the case of an incentive stock option granted to an individual who owns, at the time the option is granted, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary thereof (a "Ten Percent Shareholder"), the option price shall not be less than 110% of such fair market value. In no event, however, shall the option price be less than an amount equal to the par value of the Stock.

                                  ARTICLE VII.

                          Exercise and Term of Options

                  The option agreement may specify periods of time during which options may not be exercised in whole or in part. Except as may be so specified, any option may be exercised in whole at any time or in part from time to time during the applicable option period. The Committee, in its discretion, may accelerate the vesting and/or exercisability of any outstanding option. Unless otherwise determined by the Committee at the time of grant, the vesting and exercisability of an optionee's outstanding options shall accelerate upon a termination of employment by reason of the optionee's death or disability. The Committee shall have the authority to define the term "disability" for this purpose and/or to determine whether an optionee's employment has terminated by reason of disability.

                  Any other provision of the Plan to the contrary notwithstanding, no option may be exercised after the date ten years from the date of grant of such option or, in the case of an incentive stock option granted to a Ten Percent Shareholder, five years from the date of grant of such option.

                  The Committee, in its discretion, may, with the consent of any optionee, cancel any outstanding option.

                                  ARTICLE VIII.

                               Payment for Shares

                  Except as provided in the next succeeding paragraph, payment for shares of Stock purchased upon exercise of an option granted hereunder shall be made in full (i) in cash or cash equivalents, (ii) in shares of Stock which have been held by the optionee for at least six months prior to the date of such exercise, or (iii) in any combination of these two methods. In addition, the Committee may, in its discretion, allow for the exercise of options in accordance with broker-loan procedures adopted by the Committee from time to time.

                  If the Committee shall so determine and at the election of the optionee, payment for shares of Stock purchased upon exercise of an option granted hereunder shall be made in installments, as shall be provided in the applicable option agreement. If payment is made in installments, the optionee shall deliver to the Company his promissory note payable to the Company for an amount equal to the difference between the full purchase price of the shares then being purchased and the amount of any down payment. The optionee shall pay the balance of the purchase price, together with interest thereon (if the Committee shall provide in the applicable option agreement for the payment of interest thereon) as provided by the Committee in the applicable option agreement; provided, however, that in any event the entire amount of the purchase price shall be due and payable by the end of five years from the date of purchase. Dividends on partly paid shares issued to such optionee (other than dividends in Stock) shall be declared and paid only upon the basis of the percentage of the purchase price actually received thereon by the Company, and, if so provided in the option agreement, any such dividends paid prior to final payment for the shares shall be applied by the Company against installments of the purchase price in the order of their maturity. The optionee shall not have the right to exercise any voting rights with respect to the shares until such time as the purchase price therefor is fully paid. Certificates for partly paid shares shall, immediately upon issue, be delivered to the Company, endorsed in blank by the optionee or accompanied by a separate stock power so endorsed, in pledge as security for the payment of the unpaid balance of the purchase price. The certificates issued to represent partly paid shares shall state thereon the total amount of the consideration to be paid therefor and the amount paid thereon.

                  At the time of exercise of any option, the Committee shall require the optionee to pay to the Company an amount sufficient to pay all federal, state and local withholding taxes applicable, in the Committee's judgment, to the exercise of such option, and the optionee's right to exercise shall be contingent upon such payment. Such payment to the Company may be effected through (a) payment by the optionee to the Company of the aggregate withholding taxes in cash or cash equivalents; (b) at the discretion of the Committee, the Company's withholding from the number of shares of Stock that would otherwise be delivered to the optionee upon exercise of the option, a number of shares of Stock with an aggregate fair market value on the date of exercise (as determined by the Committee) equal to the aggregate amount of withholding taxes; or (c) at the discretion of the Committee, any combination of these two methods.

                                   ARTICLE IX.

                      Non-Transferability of Option Rights

                  (a) Except as provided in paragraph (b) below, an option granted under the Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the optionee, may be exercised only by the optionee.

                  (b) Notwithstanding paragraph (a) above, at the discretion of the Committee, an option, other than an incentive stock option, may be transferred by the optionee to one or more members of the optionee's immediate family, or to a trust or a partnership established for the benefit of one or more members of the optionee's immediate family. For the purposes of this paragraph (b), "immediate family" means an optionee's spouse, children and grandchildren, whether natural or adopted.

                                   ARTICLE X.

                  Adjustment for Recapitalization, Merger, Etc.

                  The aggregate number of shares of Stock which may be purchased pursuant to options granted hereunder, the maximum number of shares of Stock with respect to which options may be granted to any single optionee during any calendar year, the number of shares of Stock covered by each outstanding option and the price per share thereof shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Stock resulting from a stock split or other subdivision or consolidation of shares of Stock, or for other capital adjustments or payments of stock dividends or distributions or other increases or decreases in the outstanding shares of Stock effected without receipt of consideration by the Company.

                  If the Company shall be sold, reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged (a "Corporate Event"), (i) each optionee shall, at the time of such Corporate Event, be entitled to receive upon the exercise of his option the same number and kind of shares of common stock or the same amount of property, cash or other securities as he would have been entitled to receive upon the occurrence of such Corporate Event as if he had been, immediately prior to such event, the holder of the number of shares of Stock covered by his option, and (ii) if the Company is not the surviving corporation in such Corporate Event, the Company shall require the successor corporation or parent thereof to assume such outstanding options; provided, however, that the Committee may, in its discretion and in lieu of requiring such assumption, provide that all outstanding options shall terminate as of the consummation of such Corporate Event, and accelerate the exercisability of all outstanding options to any date prior to the date of such Corporate Event.

                  The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option.

                                   ARTICLE XI.

                                Change of Control

                  In the event of a Change of Control, each outstanding option under the Plan (including options granted prior to this first amendment and restatement) shall vest and become immediately exercisable in full as of the date immediately preceding the date of such Change of Control, or such other date, not later than the date of such Change of Control, as shall be established by the Committee in its discretion.

                  For purposes of the Plan, a "Change of Control" shall mean:

                           (a) The acquisition by any individual, entity or
group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of Stock (the "Outstanding Company Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of
Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company, (iv) any acquisition by William
R. Berkley or any entity directly or indirectly controlled by William R. Berkley, (v) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii), and (iii) of subsection (c) of this ARTICLE XI or (vi) any acquisition that is approved in advance by the Board at a time when the Incumbent Board (as hereinafter defined) constitutes at least a majority of the Board (an "Approved Acquisition"); or

                           (b) Individuals who, as of the date hereof,
constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                           (c) Consummation of a Corporate Event, unless,
following such Corporate Event, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Corporate Event beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Event (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Event, of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person other than (1) William R. Berkley or any entity directly or indirectly controlled by William R. Berkley, (2) any corporation resulting from such Corporate Event, or
(3) any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Event, beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Corporate Event or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Corporate Event, or was acquired pursuant to an Approved Acquisition and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Corporate Event were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Corporate Event; or

                           (d) Approval by the shareholders of the Company of a
complete liquidation or dissolution of the Company.

                                  ARTICLE XII.

                        No Obligation to Exercise Option

                  Granting of an option shall impose no obligation on the recipient to exercise such option.

                                  ARTICLE XIII.

                                 Use of Proceeds

                  The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.

                                  ARTICLE XIV.

                             Rights as a Stockholder

                  An optionee or a transferee of an option shall have no rights as a stockholder with respect to any shares covered by his option until he shall have become the holder of record of such shares, and he shall not be entitled to any dividends or distributions or other rights in respect of such shares for which the record date is prior to the date on which he shall have become the holder of record thereof.

                                   ARTICLE XV.

                             Compliance with the Law

                  The Company shall have no liability for failure to (or delay in) issue or transfer any shares of Stock subject to options under the Plan resulting from its inability to obtain (or any delay in obtaining) all requisite regulatory authority, if counsel for the Company deems such authority necessary for lawful issuance or transfer of any such shares. Appropriate legends may be placed on the Stock certificates evidencing shares issued upon exercise of options to reflect such transfer restrictions.

                                  ARTICLE XVI.

                  Grant Limitation for Incentive Stock Options

                  No incentive stock option shall be granted hereunder after the date which is ten years from the earlier of (i) the date the Plan, as amended and restated, is adopted by the Board, and (ii) the date the Plan, as amended and restated, is approved by the Company's stockholders.

                                  ARTICLE XVII.

                       Amendment or Discontinuance of Plan

                  The Board may, without the consent of the optionees, at any time terminate the Plan entirely and at any time or from time to time amend or modify the Plan, provided that no such action shall adversely affect any option theretofore granted hereunder without the consent of the applicable optionee, and provided further that no such action by the Board, without approval of the stockholders, may (a) increase the total number of shares of

Stock which may be purchased pursuant to options granted under the Plan, except as contemplated in ARTICLE X; or (b) change the class of employees eligible to receive incentive stock options under the Plan.

                            W.R. BERKLEY CORPORATION
                     LONG-TERM INCENTIVE COMPENSATION PLAN


                                   ARTICLE I

                                    PURPOSE


The purpose of the Long-Term Incentive Compensation Plan (the "Plan") is to promote the interests of W.R. Berkley Corporation (the "Company") and its stockholders by (i) helping the Company to attract and retain outstanding management, (ii) stimulating management's efforts on behalf of the Company by giving participants a direct interest in the performance of the Company and
(iii) suitably rewarding participants' contributions to the success of the Company.

The Company intends that compensation payable under the Plan will qualify for deduction under Section 162(m) of the Internal Revenue Code of 1986, as amended.

                                   ARTICLE II

                                  DEFINITIONS

        2.1  Award Certificate:   A written instrument evidencing the award of
Units to a Participant.

        2.2 Base Year EPS: Earnings Per Share for the Fiscal Year ended December 31, 1996, which is $3.84, or, for Units awarded as of any date subsequent to the Effective Date, Earnings Per Share for the Fiscal Year immediately preceding such date.

        2.3 Beneficiary: The person or persons designated by a Participant, in accordance with Section 9.1, to receive any amount payable under the Plan upon the Participant's death.

        2.4  Board:  The Board of Directors of the Company.

        2.5 Code: The Internal Revenue Code of 1986, as amended from time to time.

        2.6 Committee: The Compensation and Stock Option Committee of the Board, which is comprised solely of two or more "outside directors" within the meaning of Section 162(m) of the Code.

        2.7 Common Shares: Shares of common stock ($.20 par value) of the Company.

        2.8 Company: W.R. Berkley Corporation, a Delaware corporation and its consolidated subsidiaries or any successors thereto.

        2.9  Cumulative Unit Value:  The amount determined in accordance with
Section 7.2.

        2.10 Disability: Disability, as defined in a Participant's employment agreement with the Company, or, absent an agreement, in the Company's group disability insurance contract.

        2.11 Earnings: For any Fiscal Year, the consolidated income of the Company from continuing operations before income taxes, prepared in accordance with generally accepted accounting principles, as reported in the Company's audited consolidated financial statements for that Fiscal Year; adjusted to (a) exclude (i) in its entirety any item of nonrecurring gain or loss in excess of $5,000,000, (ii) extraordinary items and (iii) any accruals for this Plan and
(b) to add back write-offs required in connection with any acquisition in the year of acquisition.

        2.12 Earnings Per Share: For any Fiscal Year, Earnings divided by the number of Common Shares used to determine the Company's basic earnings per share for that Fiscal Year, as reported in the Company's audited consolidated financial statements for that Fiscal Year.

        2.13 Effective Date: The effective date of the Plan, which is January 1, 1997.

        2.14  Fiscal Year:  Any calendar year during the term of the Plan.

        2.15  Incremental Unit Value:  The amount determined in accordance with
Section 7.1.

        2.16 Maximum Cumulative Unit Value: For all Units awarded as of the beginning of any Fiscal Year, the amount determined by the Committee for those Units when they are awarded.

        2.17 Measuring Price: For each Unit awarded as of the Effective Date, $50.75; for each Unit awarded thereafter, the closing price of a Common Share as reported on the NASDAQ National Market System on the last day of the Fiscal Year preceding the date as of which the Unit is awarded.

        2.18 Participant: A key employee of the Company designated by the Committee to participate in the Plan.

        2.19 Plan: The W.R. Berkley Corporation Long-Term Incentive Compensation Plan, as herein set forth and as it may be amended from time to time.

        2.20 Term of the Plan: The period commencing on the Effective Date and ending five years after the final award of Units, in accordance with
Section 5.1, or on such earlier date as the Maximum Cumulative Unit Value of such Units may be achieved.

        2.21 Termination Without Cause: Termination of a Participant's employment by the Company without "Cause," as defined in the Participant's employment agreement with the Company, or, absent an agreement defining Cause, termination of the Participant's employment by the Company for any reason other than (i) continuing and material failure to fulfill his or her employment obligations or willful misconduct or gross neglect in the performance of such duties,

(ii) commission of fraud, misappropriation or embezzlement in the performance of such duties, or (iii) conviction of a felony, which, as determined in good faith by the Board, constitutes a crime involving moral turpitude and may result in material harm to the Company.

        22.22 Unit: A unit of participation in the Plan awarded to a Participant in accordance with Article V.

        22.23 Valuation Date: The last day of any Fiscal Year.

                                  ARTICLE III

                                 ADMINISTRATION

        3.1 The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum. Committee decisions and determinations shall be made by a majority of its members present at a meeting at which a quorum is present, and they shall be final. The actions of the Committee with respect to the Plan shall be binding on all affected Participants. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

        3.2 The Committee shall have full authority, subject to the provisions of the Plan (i) to select Participants and determine the extent and terms of their participation; (ii) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, (iii) to construe and interpret the Plan, the rules and regulations adopted thereunder and any notice or Award Certificate given to a Participant; and (iv) to make all other determinations that it deems necessary or advisable in the administration of the Plan. The Committee may request advice or assistance or employ such persons as it deems necessary for the proper administration of the Plan and may rely on such advice or assistance; provided, however, that in making any determinations with respect to the administration of the Plan, the Committee shall at all times be obligated to act in good faith and in conformity with the terms of the Plan.

        3.3 In the event of any stock split, stock dividend, reclassification, recapitalization or other change that affects the character or amount of outstanding Common Shares and Earnings Per Share, the Committee shall make such adjustments in the number of Units (whether authorized or outstanding and unexercised), the Measuring Price or both as shall, in the sole judgment of the Committee, be equitable and appropriate in order to make the value of such Units, as nearly as may be practicable, equivalent to the value of Units outstanding and unexercised immediately prior to such change. In no event, however, shall any such adjustment give any Participant any additional benefits.

     3.4 The Committee shall be precluded from increasing compensation payable under the Plan to a Participant, including acceleration of payment and increase of any amount payable, unless specifically provided for by the Plan.


                                   ARTICLE IV

                                 PARTICIPATION

     4.1 Only key employees of the Company who, in the Committee's judgment, will have a significant impact on the success of the business shall be eligible to participate in the Plan. The Committee, in its sole discretion, shall select the Participants.

     4.2 In selecting Participants and in determining the number of Units to be awarded to each Participant for any Fiscal Year, the Committee shall take into account such factors as the individual's position, experience, knowledge, responsibilities, advancement potential and past and anticipated contribution to Company performance.


                                   ARTICLE V

                                 AWARD OF UNITS

     5.1 Subject to adjustment as provided in Section 3.3, a maximum of 750,000 Units may be awarded under the Plan. A Participant who has been awarded Units may be awarded additional Units from time to time and new Participants may be awarded Units, both in the discretion of the Committee; provided, however, that no Units shall be awarded after 2006.

     5.2 Units shall be awarded solely by the Committee and shall be evidenced by an Award Certificate, as provided in Article X.

     5.3 Subject to adjustment as provided in Section 3.3, the maximum number of Units awarded to any one individual shall not exceed 250,000 during the Term of the Plan.


                                   ARTICLE VI

                           TERM AND VESTING OF UNITS

     6.1 Each Unit shall have a term of five years from the date of award, subject to earlier termination (i) upon exercise by a Participant, (ii) as provided in Article XI or (iii) upon achievement before five years of the Unit's Maximum Cumulative Unit Value. Units shall be deemed to be awarded as of the Effective Date or the first day of any subsequent Fiscal Year through 2006, as the case may be.

        6.2  Units shall become vested as follows:

                        Vested                  Fiscal Years
                     Percentage of                   from
                     Units Awarded              Date of Award
                     -------------              -------------

                         40%                          2
                         60%                          3
                         80%                          4
                        100%                          5

        6.3 Notwithstanding Section 6.2, each Unit shall immediately become fully vested in the event of (i) attainment of its Maximum Cumulative Unit Value, (ii) a Participant's Termination Without Cause or (iii) termination of a Participant's employment with the Company by reason of retirement on or after attainment of age 65, death or Disability.


                                  ARTICLE VII

                        DETERMINATION OF VALUE OF A UNIT

        7.1 For any Fiscal Year, the Incremental Unit Value of a Unit shall be equal to the product of (i) the Measuring Price, multiplied by (ii) .85 of the percentage by which Earnings Per Share for the Fiscal Year exceeds Base Year EPS. In the event Base Year EPS exceeds Earnings Per Share for any Fiscal Year, the Incremental Unit Value for the Fiscal Year shall be zero. The Committee shall notify each Participant of the Incremental Unit Value of his or her Units for each Fiscal Year as soon as practicable after the Valuation Date for the Fiscal Year.

        7.2 The Incremental Unit Value of each Unit for any Fiscal Year shall be cumulated with the Incremental Unit Value of the Unit for all prior Fiscal Years from the date of the Unit's award. The cumulative amount thus determined shall be the then Cumulative Unit Value of such Unit.


                                  ARTICLE VIII

                                PAYMENT OF UNITS

        8.1 A Unit may be exercised, to the extent that it is vested, at any time prior to becoming fully vested; provided, however, that upon exercise any partially vested Unit shall be canceled and its nonvested portion forfeited. Except as provided in Article XI, a Unit that is fully vested, in accordance with Article VI, shall thereupon be exercised.

        8.2 In order to exercise a partially or fully vested outstanding Unit, a Participant (i) shall give written notice of exercise, as provided in Section 8.3, specifying the number of Units being exercised, and (ii) shall deliver his or her Award Certificate to the Secretary of the

Company, who shall endorse thereon a notation of such exercise and return the same to the Participant. The date of exercise of a Unit shall be the date on which the Company receives the required documentation. Upon exercise of a Unit, the Participant shall be entitled to receive the Cumulative Unit Value of the Vested Units being exercised, determined as of the concurrent or immediately preceding Valuation Date, but not in excess of the Maximum Cumulative Unit Value.

        8.3 Notice of exercise of a partially or fully vested Unit shall be in writing addressed to the Secretary of the Company. Payment of the amount due under the Plan shall be made not later than five days following the date of exercise or the date of such other event as shall entitle the Participant to payment; provided, however, that, before any payment may be made, the Committee must certify in writing that all performance criteria under the Plan have been met. Not less than 50 percent of any amount due shall be paid in cash, and the balance shall be paid in cash or in Common Shares or both, as determined by the Committee in its discretion.

                                   ARTICLE IX

                      LIMITS ON TRANSFERABILITY OF UNITS

        9.1 Each Participant shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive any amount or any Common Shares payable under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her Beneficiary designation without the consent of any previously designated Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If at the date of a Participant's death, there is no designation of a Beneficiary in effect for the Participant, or if no Beneficiary survives to receive any amount payable under the Plan by reason of the Participant's death, the Participant's estate shall be treated as the Beneficiary for purposes of the Plan.

        9.2 A Unit may be exercised only by the Participant to whom it was awarded, except in the event of the Participant's death, when a Unit may be exercised by his or her Beneficiary. Except as provided in Section 9.1, a Participant may not transfer, assign, alienate or hypothecate any benefits under the Plan.

                                   ARTICLE X

                               AWARD CERTIFICATE


        Promptly following the making of an award, the Company shall deliver to the recipient an Award Certificate, specifying the terms and conditions of the Unit. This writing shall be in such form and contain such provisions not inconsistent with the Plan as the Committee shall prescribe.

                                   ARTICLE XI

                              TERMINATION OF UNITS

        11.1 An outstanding Unit awarded to a Participant shall be canceled and all rights with respect thereto shall expire upon the earlier to occur of
(i) its exercise as provided in Section 8.1 or (ii) termination of the Participant's employment with the Company; provided, however, that if such termination occurs by reason of retirement on or after attainment of age 65, death, Disability or Termination Without Cause, or for any other reason specifically approved in advance by the Committee, the term of such Unit shall continue for a period of 14 months from the date of termination (the "Extended Term"). For purposes of this Section 11.1, the Cumulative Unit Value of such Unit shall be determined as of the Valuation Date concurrent with or immediately preceding the end of the Extended Term or any earlier exercise date, whichever is applicable. A Unit whose term is continued for an Extended Term shall be deemed to be automatically exercised as of the last Valuation Date within the Extended Term, unless sooner exercised by the Participant or his or her legal representative.

        11.2 Nothing contained in Section 11.1 shall be deemed to extend the term of any Unit beyond the end of the Term of the Plan.

                                  ARTICLE XII

                     TERMINATION AND AMENDMENT OF THE PLAN

        The Company reserves the right to amend or terminate the Plan at any time, by action of the Committee, but no such amendment or termination shall adversely affect the rights of any Participant with respect to outstanding Units held by the Participant without his or her written consent. No amendment will be effective prior to approval by the Company's stockholders to the extent such approval is required by Section 162(m) of the Code or otherwise required by law.

                                  ARTICLE XIII

                               GENERAL PROVISIONS

        13.1 Nothing in the Plan, nor the award of any Unit, shall confer a right to continue in the employment of the Company or affect any right of the Company to terminate a Participant's employment.

        13.2 The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws.

        13.3 The Company shall be authorized to withhold from any award or payment it makes under the Plan to a Participant the amount of withholding taxes due with respect to such award or payment and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

        13.4 Nothing in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval as may be necessary, and such arrangements may be either generally applicable or applicable only in specific cases.

        13.5 Participants shall not be required to make any payment or provide any consideration for awards under the Plan other than the rendering of services.

                            W.R. BERKLEY CORPORATION
                       ANNUAL INCENTIVE COMPENSATION PLAN

                                   ARTICLE I

                                    PURPOSE

The purpose of the Annual Incentive Compensation Plan (the "Plan") is to provide incentive compensation to senior executives of W.R. Berkley Corporation (the "Company") in recognition of their significant contributions to the growth, profitability and success of the Company from year to year.

The Company intends that compensation payable under the Plan will constitute "qualified performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended. The Plan shall be administratively interpreted and construed in a manner consistent with such intent.

Subject to approval by the Company's stockholders, the Plan is effective as of January 1, 1997.


                                   ARTICLE II

                                  DEFINITIONS

        2.1 Annual Incentive Pool: For any Year, the amount equal to the percentage of Earnings determined by the Board at the beginning of the Year, subject to the condition that earnings meet the Corporate Threshold for that Year.

        2.2  Board:  The Board of Directors of the Company.

        2.3 Code: The Internal Revenue Code of 1986, as amended from time to time.

        2.4 Committee: The Compensation and Stock Option Committee of the Board, which is comprised solely of two or more "outside directors" within the meaning of Section 162(m) of the Code.

        2.5 Company: W.R. Berkley Corporation, a Delaware corporation, and its consolidated subsidiaries, or any successors thereto.

        2.6 Corporate Threshold: For any Year, 85 percent of budgeted Earnings, which is the minimum amount of Earnings that the Company must achieve in order to establish an Annual Incentive Pool for that Year.

        2.7 Disability: Disability, as defined in a Participant's employment agreement with the Company, or, absent an agreement, in the Company's group disability insurance contract.

        2.8 Earnings: For any Year, net income of the Company available to common stockholders, on a consolidated basis, determined in accordance with generally accepted accounting principles, as reported in the Company's audited consolidated financial statements for that Year.

        2.9 Incentive Allocation: For any Year, a Participant's formulated share of the Annual Incentive Pool, determined by the Committee in accordance with Sections 6.3 and 6.4.

        2.10 Incentive Award: For any Year, the amount of compensation payable under the Plan to a Participant, determined by the Committee in accordance with Section 6.5.

        2.11 Participant: For any Year, an executive of the Company designated by the Committee to participate in the Plan.

        2.12 Performance Goals: For any Year, the performance measures applicable to a Participant, established by the Committee in accordance with
Article V.

        2.13 Plan: The W.R. Berkley Corporation Annual Incentive Compensation Plan, as herein set forth and as it may be amended from time to time.

        2.14 Target Allocation: For any Year, a Participant's share of the Annual Incentive Pool for achievement of his or her Performance Goals for that Year, determined by the Committee in accordance with Section 6.1.

        2.15 Termination Without Cause: Termination of a Participant's employment by the Company without "Cause," as defined in the Participant's employment agreement with the Company, or, absent an agreement defining "Cause," termination of the Participant's employment by the Company for any reason other than (i) continuing and material failure to fulfill his or her employment obligations or willful misconduct or gross neglect in the performance of such duties, (ii) commission of fraud, misappropriation or embezzlement in the performance of such duties, or (iii) conviction of a felony, which, as determined in good faith by the Board, constitutes a crime involving moral turpitude and may result in material harm to the Company.

        2.16 Year: The calendar year, which is the fiscal year of the Company.

                                  ARTICLE III

                                 ADMINISTRATION

        3.1 The Plan shall be administered by the Committee. For any Year, the Committee shall (i) designate the senior executives of the Company who shall participate in the Plan, (ii) establish Performance Goals for each Participant and certify the extent of their achievement and (iii) determine each Participant's Target Allocation, Incentive Allocation and Incentive Award.


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
      3.2 Subject to the provisions of the Plan, the Committee shall have full power and authority to (i) interpret the Plan, (ii) adopt rules and regulations relating to the conduct of its business and to the Plan and (iii) make all determinations necessary or advisable for the administration of the Plan. Determinations of the Committee in the administration of the Plan shall be conclusive and binding on the Participants and all other parties concerned.

                                   ARTICLE IV

                                 PARTICIPATION

      4.1 Only executives of the Company who, in the Committee's judgment, have contributed, or have the capacity to contribute, in a substantial measure to the successful performance of the Company for a given Year, shall be eligible to participate in the Plan for that Year.

      4.2 In selecting Participants for any Year, the Committee shall take into account such factors as the individual's position, experience, knowledge, responsibilities, advancement potential and past and anticipated contribution to Company performance.

                                   ARTICLE V

                               PERFORMANCE GOALS

      5.1 Not later than 90 days after the beginning of any Year, the Committee shall establish Performance Goals for each Participant for that Year.

      5.2 Performance Goals established by the Committee for any Year may differ among Participants. The Performance Goals of individual Participants shall be based on criteria in one or more of the following categories, as may be applicable: (i) Earnings per share of common stock, net income and insurance premiums written, (ii) return on common stockholders' equity and the Company's combined ratio compared to the combined ratios of a selected group of property and casualty insurance companies, and (iii) individual performance, taking into account individual goals and objectives.

      5.3 In establishing Performance Goals for any Year, the Committee shall determine, in its discretion, from among the categories specified in Section 5.2, the categories and criteria to be used in measuring each Participant's performance and the percentage allocation for each of the categories and each of the criteria, the sum of which allocations, respectively, shall equal 100 percent. The Committee shall also determine for each Participant for the same Year a threshold level of performance below which no Incentive Award will be payable and a maximum incentive opportunity.


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
                                   ARTICLE VI

          TARGET ALLOCATION, INCENTIVE ALLOCATION AND INCENTIVE AWARD

        6.1 Not later than 90 days after the beginning of any Year, the Committee shall determine each Participant's Target Allocation for that Year as a percentage of his or her salary for the Year, assuming that the Performance Goals for the Participant are fully met. A Participant's Performance Goals and Target Allocation shall preclude discretion on the part of the Committee to increase the amount payable under the Plan to the Participant to the extent that such discretion would be inconsistent with the requirements for "qualified performance-based compensation" under Section 162(m) of the Code.

        6.2 When the Committee has determined the Target Allocation for a Participant for any Year and the performance categories and criteria that establish his or her Performance Goals, it shall communicate this information to the Participant.

        6.3 As soon as practicable following verification by the Company's independent public accountants of Earnings for any Year and receipt of information regarding the actual performance of Participants against their respective Performance Goals for the Year, the Committee shall certify (i) the amount, if any, by which Earnings for the Year exceeded the Corporate Threshold for the Year and (ii) the extent to which each Participant achieved his or her Performance Goals for the Year.

        6.4 Based on the information certified in accordance with Section 6.3, the Committee shall determine each Participant's Incentive Allocation for the Year by multiplying his or her Target Allocation for the Year by the percentage representing the extent of achievement of his or her Performance Goals for the Year.

        6.5 Notwithstanding the provisions of Section 6.4, the Committee may, in its discretion, reduce or eliminate a Participant's Incentive Allocation for any Year based on such objective or subjective criteria as it deems appropriate to take into account circumstances that could not have been anticipated when it established the Participant's Performance Goals for the Year. The amount of a Participant's Incentive Allocation as finally determined by the Committee shall constitute his or her Incentive Award for the Year; provided, however, that no Incentive Award for any Participant for any Year shall exceed 5 percent of Earnings for that Year.

        6.6 The Committee shall not be obligated to apply the entire Annual Incentive Pool for any Year to Participants' Incentive Awards. Any amount not so applied shall remain part of the general assets of the Company and shall not be carried over to the Annual Incentive Pool for any subsequent Year.

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
                                  ARTICLE VII

                          PAYMENT OF INCENTIVE AWARDS


        7.1 Except as provided in Section 7.2, a Participant's Incentive Award for any Year shall be paid in a cash lump sum as soon as practicable following the Committee's determination of the amount in accordance with Article VI.

        7.2 From time to time, the Committee, in its discretion (under uniform rules applicable to all Participants), may offer Participants the opportunity to defer receipt of all or a portion of the Incentive Award for any Year. Any election to defer shall be made prior to the beginning of the Year except for the first Year that the Plan is in effect. Deferrals shall be in increments of 10 percent of the Participant's Target Allocation for the Year.

             Deferred amounts are not forfeitable and shall be paid after termination of employment with the Company. They constitute unfunded general obligations of the Company.

             Deferred amounts shall be credited with an interest equivalent amount until the time of final payment at a rate determined by the Committee from time to time. The sum of the amount deferred for any Year plus all interest equivalents shall be paid in a single sum or in up to 15 installments, as specified by the Participant when making the deferral election.

        7.3 Each Participant shall designate, in a manner prescribed by the Committee, a beneficiary to receive payments due under the Plan in the event of his or her death. If a Participant dies prior to the date of payment of his or her Incentive Award for any Year or to receipt of all amounts, if any, that were deferred, and if no properly designated beneficiary survives the Participant, the Incentive Award or any other amount due shall be paid to his or her estate or personal representative.

                                  ARTICLE VIII

                           TERMINATION OF EMPLOYMENT

        8.1 If a Participant's employment with the Company terminates by reason of retirement on or after attainment of age 65, death, Disability or Termination Without Cause, or for any other reason specifically approved in advance by the Committee, the Committee shall determine the Participant's Incentive Award as if he or she were employed for the entire Year, and the Participant shall be entitled to receive the Incentive Award prorated to the date of his or her termination of employment.

        8.2 If a Participant's employment with the Company terminates for any reason other than as provided in Section 8.1, he or she forfeits any right to receive an Incentive Award for the Year in which the termination occurs.


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
                                   ARTICLE IX

                     TERMINATION AND AMENDMENT OF THE PLAN

        9.1 The Company reserves the right, by action of the Committee, to terminate the Plan at any time. Subject to such earlier termination, the Plan shall have a term of five years from its effective date.

        9.2 The Plan may be amended at any time, and from time to time, by a written document adopted by the Committee. No amendment shall be effective prior to approval by the Company's stockholders to the extent that such approval is required by Section 162(m) of the Code or is otherwise required by law.

                                   ARTICLE X

                               GENERAL PROVISIONS

        10.1 Nothing in the Plan shall confer upon any employee a right to continue in the employment of the Company or affect any right of the Company to terminate a Participant's employment.

        10.2 A Participant may not alienate, assign, pledge, encumber, transfer, sell or otherwise dispose of any rights or benefits awarded hereunder prior to the actual receipt thereof; and any attempt to alienate, assign, pledge, sell, transfer or assign prior to such receipt, or any levy, attachment, execution or similar process upon any such rights or benefits shall be null and void.

        10.3 The Plan shall at all times be entirely unfunded, and no provision shall at any time be made to segregate assets of the Company for payment of any amounts hereunder. No Participant, beneficiary or other person shall have any interest in any particular assets of the Company by reason of the right to receive incentive compensation under the Plan. Participants and beneficiaries shall have only the rights of a general unsecured creditor of the Company.

        10.4 The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws.

        10.5 The Company shall be authorized to withhold from any award or payment it makes under the Plan to a Participant the amount of withholding taxes due with respect to such award or payment and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

        10.6 Nothing in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval as may be necessary, and such arrangements may be either generally applicable or applicable only in specific cases.

        10.7 Participants shall not be required to make any payment or provide any consideration for awards under the Plan other than the rendering of services.

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